OPERATING AGREEMENT

	        Of

        RED OAK FEEDERS, L.C.

	TABLE OF CONTENTS


ARTICLE I. FORMATION AND TERM

ARTICLE II. OFFICES
     2.1  Principal Office
     2.2  Registered Office

ARTICLE III.  MEMBERSHIP INTERESTS AND CAPITAL
 CONTRIBUTIONS
     3.1  Membership Interests
     3.2  Initial Capital Contributions
     3.3  Additional Capital Contributions
     3.4  Loans by Members
     3.5  Limitation of Liability
     3.6  Capital Accounts
     3.7  General

ARTICLE IV.  PROFIT AND LOSS ALLOCATION
     4.1  Net Profit or Net Loss
     4.2  Allocations in General
     4.3  Distribution of Cash
     4.4  Allocations with Respect to Varying Interests

ARTICLE V.  CERTIFICATES OF MEMBERSHIP INTEREST AND  TRANSFER
     5.1  Certificates
     5.2  Certificate Register
     5.3  Transfers of Membership Interests
     5.4  Conditions Precedent to Transfer
     5.5  No Dissolution or Termination
     5.6  Prohibition of Assignment

ARTICLE VI.  MANAGEMENT

ARTICLE VII.  OFFICERS
     7.1  Number, Tenure, and Qualifications
     7.2  Vacancies
     7.3  Removal
     7.4  The President
     7.5  The Vice President
     7.6  The Secretary
     7.7  Salaries

ARTICLE VIII.  REMOVAL, WITHDRAWAL, DEATH, INCOMPETENCY
               OR BANKRUPTCY OF A MEMBER
     8.1 Dissolution of the Company and Continuance of the Company's Business
     8.2  Removal of a Member
     8.3  Payment to a Removed, Deceased, Bankrupt or Incompetent
Member

ARTICLE IX.  WAIVER OF PARTITION; COVENANT NOT TO CAUSE
             DISSOLUTION
     9.1  Waiver of Partition
     9.2  Covenant Not to Withdraw or Dissolve
     9.3  Consequences of Violation of Covenant

ARTICLE X.  DISSOLUTION

ARTICLE XI.  BOOKS AND RECORDS
     11.1  Books and Records
     11.2  Right of Inspection

ARTICLE XII.  MEMBER MEETINGS
     12.1  Annual Meeting
     12.2  Regular Meetings
     12.3  Special Meetings
     12.4  Place of Meeting
     12.5  Telephonic Meeting
     12.6  Notice of Meeting
     12.7  Quorum
     12.8  Proxies
     12.9  Voting by Certain Members
     12.10  Manner of Acting
     12.11  Presumption of Assent
     12.12  Informal Action of Members

ARTICLE XIII.  MISCELLANEOUS
     13.1  Return of Capital Contribution
     13.2  Limitation of Fiduciary Obligations
     13.3  Applicable Law
     13.4  Captions
     13.5  Signatures
     13.6  Validity
     13.7  Binding Effect
     13.8  Interpretation
     13.9  Counterparts
     13.10  Amendments
     13.11  Voting of Interests
     13.12  Notices
     13.13  Waiver of Notice
     13.14  Fiscal Year

       OPERATING AGREEMENT


               OF

        RED OAK FEEDERS, L.C.


     This Operating Agreement ("Agreement") of Red Oak Feeders,
L.C. is entered into by and among the persons executing this Agreement ("Members") (or any amendments or exhibits hereto as additional or substituted Members).

     WHEREAS, the Members who are signatory to this Agreement desire to form a limited liability company under the laws of the State of Iowa;

     NOW, THEREFORE, the Members agree as follows:


                 ARTICLE I. FORMATION AND TERM

     The Members agree to form or cause to be formed a limited liability company (the "Company") pursuant to the Iowa Limited Liability Company Act by and upon the filing of Articles of Organization in the form of Exhibit "A" to this Agreement with the office of the Iowa Secretary of State. The duration of this limited liability company shall be perpetual unless sooner dissolved:

     (a)  by agreement of the Members; or

     (b) by operation of law, judicial decree, or as otherwise provided in this Agreement.


                     ARTICLE II. OFFICES

     2.1 Principal Office. The principal office of the Company in the State of Iowa shall be located at 2010 Commerce Drive, Red Oak, Iowa. The Company may have such other offices, either within or without the State of Iowa, as the Members may designate or as the business of the Company may from time to time require.

     2.2 Registered Office. The registered office of the Company to be maintained in the State of Iowa as required by the Iowa Limited Liability Company Act, may, but need not, be identical with the principal office of the Company in the State of Iowa. The address of the initial registered office of the Company is Suite 1100 Two Ruan Center, 601 Locust Street, Des Moines, Iowa 50309, and the name of its initial registered agent at such address is Douglas E. Gross. The registered office and the registered agent may be changed from time to time by action of the Members and by filing the prescribed form with the Iowa Secretary of State.


    ARTICLE III.  MEMBERSHIP INTERESTS AND CAPITAL CONTRIBUTIONS

     3.1 Membership Interests. A Member's Membership Interest in the Company shall be in proportion to such Member's capital contributions to the Company, as adjusted from time to time to reflect additional contributions and withdrawals.

     3.2 Initial Capital Contributions. The initial capital contribution of each Member shall be as provided on Exhibit A attached hereto and by this reference made a part hereof.

     3.3 Additional Capital Contributions. It is the intention of the Members that the Company's business and activities shall be conducted in such a manner that additional capital contributions shall not be required; to that end, the Members shall attempt to conduct activities in such a way that the Company's business can be conducted with the initial capital contributions as augmented by debt financing and proceeds from operations. However, to the extent that additional capital contributions are required, such additional capital contributions may be called for by a vote of sixty-six and two-thirds percent (66.67%) of the Membership Interests outstanding. Such additional capital contributions shall be payable by each Member in proportion to such Member's Membership Interest, unless the Members should unanimously agree that additional capital contributions should be made in a different manner, in which event the Membership Interests of the Members shall be adjusted accordingly. In the event any Member shall fail to make any such additional capital contribution within ten (10) days of written demand from the remaining Members, then such Member shall be in breach of its obligations hereunder and the Company and the other Members shall have the rights and remedies set forth in this Agreement.

     3.4 Loans by Members. Loans by Members to the Company shall not be capital contributions to the Company nor shall loans be credited to the Capital Account of the lending Member or entitle such lending Member to any increase in such Member's share of the Company's profits or of the distributions of the Company or subject such Member to any greater proportion of the losses which the Company may sustain. Loans in accordance with the foregoing sentence shall be a debt due from the Company to such lending Member and shall be, together with accrued interest thereon, reimbursed to the Member making such loan prior to any distribution to the Members in connection with the dissolution of the Company.

     3.5 Limitation of Liability. A Member shall not be subject to assessment nor shall a Member be personally liable for any of the debts or obligations of the Company or any of the losses of the Company beyond the Member's capital contributions and the Member's share of undistributed net profits of the Company.

     3.6  Capital Accounts.  A separate Capital Account shall be maintained for each Member.  Each Member's Capital Account shall be increased by:

     (a) The cumulative amount of cash and the net fair market value of any property that has been contributed to the capital of the Company by such Member (or such Member's predecessors in interest); and

     (b) The cumulative amount of the Company's net profit that has been allocated to such Member (or such Member's predecessors in interest); and

shall be decreased by:

     (a) The cumulative amount of the Company's net loss that have been allocated to such Member (or predecessors in interest of such Member);

     (b) The cumulative amount of cash and the fair market value of all other property that has been distributed to such Member (or predecessors in interest of such Member).

     3.7 General. No Member shall receive any interest, salary, or drawing with respect to such Member's capital contributions or Capital Account or for services rendered on behalf of the Company or otherwise in such Member's capacity as a Member of the Company, except as otherwise provided in this Agreement.


             ARTICLE IV.  PROFIT AND LOSS ALLOCATION

     4.1 Net Profit or Net Loss. Net profit or net loss for any fiscal year shall be allocated among the Members in proportion to such Member's Membership Interests when compared to the total Membership Interests of the Company (said proportional interest shall hereinafter be referred to as the Members' "Percentage Interest").

     4.2 Allocations in General. Except as otherwise provided in this Agreement, all items of Company income, gain, loss, deduction, and any other allocations not otherwise provided for shall be allocated among the Members in the same proportions as they share net profit or net loss, as the case may be, for any fiscal year. For purposes of determining the net profit, net loss or any other items allocable to any period, net profit, net loss and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Members using any permissible method under Section 706 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder (the "Regulations").

     4.3 Distribution of Cash. Cash distributions shall be made to the Members upon the approval of the Members holding at least 66.67% of the Membership Interests. All cash distributions made to the Members shall be in accordance with their Percentage Interests.

     4.4 Allocations with Respect to Varying Interests. Allocations and distributions to persons who in any taxable year of the Company were Members for less than the entire taxable year or whose Percentage Interest varied during any taxable year shall be made in accordance with whatever reasonable method the Members may choose to implement the provisions of Sections 706(c) of the Code or similar successor provisions. In order to accomplish this result, the Members may elect not to allocate any net loss attributable to any portion of the Company's taxable year before such Member acquired such Member's interest in the Company.


     ARTICLE V.  CERTIFICATES OF MEMBERSHIP INTEREST AND TRANSFER

     5.1 Certificates. Certificates representing each Member's Membership Interest shall be in such form as shall be determined by the Members. Such certificates shall be signed by the President and Secretary and shall be consecutively numbered or otherwise identified. Certificates shall bear a legend which indicates that the Membership Interest represented by the certificate cannot be transferred or assigned except in compliance with this Agreement. In case of a lost, destroyed or mutilated certificate, a new one may be issued upon such terms and indemnity to the Company as the Members may prescribe.

     5.2 Certificate Register. The name and address of the Member to whom each certificate is issued, together with the capital contribution and the date of issue, shall be entered in the Certificate Register of the Company. Any and all changes in Members or their amount of capital contribution shall be reflected by the Secretary in the Certificate Register of the Company.

     5.3 Transfers of Membership Interests. No Member shall sell, exchange or transfer such Member's Membership Interest without the unanimous written consent of the other Members.

     5.4  Conditions Precedent to Transfer.  Notwithstanding
Section 5.3, no transfer of a Member's Membership Interest shall be effective unless and until all of the following conditions have been satisfied;

     (a) The instrument of transfer shall be in form and substance satisfactory to the remaining Members;

     (b) The transferor and transferee named therein shall execute and acknowledge such other instrument or instruments as the remaining Members may deem necessary or desirable to effectuate the acceptance of the transferee as a Member;

     (c) The transferee shall execute a written acceptance of all of the terms and provisions of this Agreement as, and to the extent that, the same may have been amended; and

     (d) The transferor or transferee shall pay all reasonable expenses connected with acceptance of a Member, including, but not limited to, legal fees and costs.

     5.5 No Dissolution or Termination. The transfer of a Membership Interest in the Company pursuant to the terms of this
Article V shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member's capital contribution returned except as provided in this Agreement.

      5.6 Prohibition of Assignment. Notwithstanding the foregoing provisions of this Article V, no sale, exchange or transfer of a Member's Membership Interest may be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under
Section 708 of the Code. In the event of a transfer of any Membership Interest, the Members will determine, in their sole discretion, whether or not the Company will elect pursuant to
Section 754 of the Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.


                    ARTICLE VI.  MANAGEMENT

     The business of the Company shall be conducted under the exclusive management of its Members, who shall have authority to act for the Company in all matters. The Members may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.


                   ARTICLE VII.  OFFICERS

     7.1 Number, Tenure, and Qualifications. The officers of the Company shall be a President, a Vice President and a Secretary and such other officers as the Members shall determine. Any two or more offices may be held by the same person. The initial officers of the Company shall be named in the minutes of the organizational meeting of the Members of the Company and shall hold office until the first annual meeting of the Members. At the first annual meeting of the Members and at each annual meeting thereafter the Members shall elect officers to hold office for the term for which elected, and until the successors of such officer shall have been elected and qualified. Officers need not be residents of the State of Iowa or Members of the Company.

     7.2 Vacancies. Any vacancy occurring in an officer position shall be filled by election at an annual meeting or at a special meeting of Members called for that purpose. An officer elected to fill a vacancy shall be elected for the unexpired term of such officer's predecessor in office. Election or appointment of an officer shall not of itself create contract rights.

     7.3 Removal. Any officer elected or appointed by the Members may be removed by the Members whenever in the judgment of the Members the best interests of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     7.4 The President. The President of the Company shall be responsible for the general overall supervision of the business and affairs of the Company. The President may sign, on behalf of the Company, such deeds, mortgages, bonds, contracts or other instruments which have been appropriately authorized to be executed by the Members, except in cases where the signing or execution thereof shall be expressly delegated by the Members by this Agreement or by law to some other officer or agent of the Company; and, in general, the President shall perform such duties as may be prescribed by the Members and/or Members from time to time. The specific authority and responsibility of the President shall also include the effectuation of this Agreement by executing and filing with the Articles of Organization of the Company with the Iowa Secretary of State.

     7.5 The Vice President. If one or more vice presidents are elected by the Members, the Vice President (or in the event there be more than one vice-president, the vice president in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President in the event of the President's absence, death, inability or refusal to act. When so acting, the Vice President shall have all the powers of and be subject to all the restrictions upon the President; and in addition thereto, shall perform such other duties as may be assigned by the President or by the Members, or as may be prescribed in this Agreement.

     7.6 The Secretary. The Secretary shall: (a) keep the minutes of the Members' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of this Agreement or as required by law; (c) be custodian of the Company records; (d) have general charge of the Certificate Register; and (e) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Members.

     7.7 Salaries. The salaries of the officers shall be fixed from time to time by the Members and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a Member of the Company.


     ARTICLE VIII.  REMOVAL, WITHDRAWAL, DEATH, INCOMPETENCY
                 OR BANKRUPTCY OF A MEMBER

     8.1 Dissolution of the Company and Continuance of the Company's Business. The removal, death or dissolution, adjudication of incompetence or adjudication of bankruptcy of a Member shall immediately dissolve the Company unless a majority in interest of the remaining Members agree to continue the business of the Company.

     8.2 Removal of a Member. In the event that any Member has breached its obligations hereunder, has committed any act of fraud, or has committed and not, within a reasonable period of time remedied, any act of bad faith or gross negligence in carrying out its duties as a Member hereunder, then upon the unanimous affirmative vote of the other Members, such breaching Member may be removed, provided such removal will not jeopardize the tax status of the Company.

     8.3 Payment to a Removed, Deceased, Bankrupt or Incompetent Member. If a Member has: (a) been removed pursuant to Section 8.2;
(b) died or been dissolved; (c) been adjudicated as incompetent or
(d) adjudicated as bankrupt (such Member and any legal successor and/or representative of such Member to be referred to as a "Terminated Member" and such an event to be referred to as a "Terminating Event"), and if the business of the Company is continued, the Terminated Member shall be entitled to receive from the remaining Members an amount equal to the book value of all Company assets as of the date of the Terminating Event, multiplied by the Terminated Member's Percentage Interest.


     ARTICLE IX.  WAIVER OF PARTITION; COVENANT NOT TO CAUSE
                        DISSOLUTION

     9.1 Waiver of Partition. Except as otherwise expressly provided in this Agreement, no Member shall directly or indirectly take any action to require partition or appraisal of the Company or of any of its assets or properties or cause the sale of any Company property, and, notwithstanding any provisions of applicable law to the contrary, each Member hereby irrevocably waives any and all rights to maintain any action for partition or to compel any sale with respect to such Member's Membership Interest in the Company, or with respect to any assets or properties of the Company.

     9.2 Covenant Not to Withdraw or Dissolve. Notwithstanding any provision of law, each Member hereby covenants and agrees that the Members have entered into this Agreement based on their mutual expectation that all Members will continue as Members and carry out the duties and obligations undertaken by them hereunder and that, except as otherwise expressly stated in this Agreement, no Member shall withdraw from the Company, be entitled to demand or receive a return of such Member's capital contributions or exercise any power to dissolve the Company without the unanimous consent of the Members.

     9.3 Consequences of Violation of Covenant. If a Member attempts to: (i) cause a partition in breach of Section 9.1 above or (ii) withdraw from the Company or dissolve the Company in breach of Section 9.2 hereof, the Company shall continue and the Member attempted such a breach shall be liable to the Company and remaining Members for any damages caused by said breach.


                     ARTICLE X.  DISSOLUTION

	Upon dissolution of the Company, the liabilities of the Company shall be paid or otherwise provided for, and any remaining assets shall be distributed as provided in Article IV of this Agreement.


                  ARTICLE XI.  BOOKS AND RECORDS

     11.1 Books and Records. The books and records of the Company shall be kept at the principal office of the Company or at such other places, within or without the state of Iowa, as the Members shall from time to time determine.

     11.2 Right of Inspection. Any Member of the Company shall have the right to examine at any reasonable time or times for any purpose, the books and records of account, minutes and records of Members and to make copies thereof. Such inspection may be made by any agent or attorney of the Member. Upon the written request of any Member of the Company, the Members shall mail to such Member the Company's most recent financial statements, showing in reasonable detail the Company's assets and liabilities and the results of the Company's operations.


                    ARTICLE XII.  MEMBER MEETINGS

     12.1 Annual Meeting. The annual meeting of the Members shall be held within one hundred twenty (120) days after the close of the fiscal year of the Company each year for the purpose of electing officers and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of officers shall not be held on the day designated herein for the annual meeting of the Members, or at any adjournment thereof, the Members shall cause the election to be held at a special meeting of the Members as soon thereafter as it may conveniently be held.

     12.2 Regular Meetings. The Members may, by resolution, prescribe the time and place for the holding of regular meetings and may provide that the adoption of such resolution shall constitute notice of such regular meetings. If the Members do not prescribe the time and place for the holding of regular meetings, such regular meetings shall be held at the time and place specified by the Members in the notice of each such regular meeting.

     12.3 Special Meetings. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by any two Members.

     12.4 Place of Meeting. The Members may designate any place, either within or without the State of Iowa, as the place of meeting for any annual meeting or for any special meeting called by the Members. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the registered office of the Company in the State of Iowa.

     12.5 Telephonic Meeting. Members of the Company may participate in any meeting of the Members by means of conference telephone or similar communication if all persons participating in such meeting can hear one another for the entire discussion of the matter to be voted upon. Participating in a meeting pursuant to this Section shall constitute presence in person at such meeting.

     12.6 Notice of Meeting. Notice shall be given for each annual or special meeting to each Member entitled to vote at such meeting stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called. Such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting in writing, unless oral notice is reasonable under the circumstances.
 If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the Member's address as it appears on the membership list maintained by the Company, with postage thereon prepaid.

     12.7 Quorum. At any meeting of the Members, a majority of the Membership Interests, as determined by reference to the Certificate Register, represented in person or by proxy, shall constitute a quorum. If less than said majority of the Membership Interests are represented at a meeting, a majority of the Membership Interests so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of Members to leave less than a quorum.

     12.8 Proxies. At all meetings of Members, a Member may vote by proxy executed in writing by the Member or by such Member's duly authorized attorney-in-fact. Such proxy shall be filed with the President of the Company before or at the time of the meeting. No proxy shall be valid more than three months from date of execution, unless otherwise provided in the proxy.

     12.9 Voting by Certain Members. Membership Interests held in the name of a corporation, partnership or company may be voted by such office, partner, agent or proxy as the Bylaws of such entity may prescribed or, in the absence of such provision, as the Board of Directors or other governing body of such entity may determine.
 Membership Interests held by a trustee, personal representative, administrator, executor, guardian or conservator may be voted by such person, either in person or by proxy, without a transfer of the Membership Interest into the name of such person.

     12.10 Manner of Acting. The act of Members holding a majority of the Membership Interests of the Company present at a meeting at which a quorum is present shall be the act of the Members; provided, however, that approval of all Members shall be required for any of the following:

     (a) To require an additional capital contribution from any Member in excess of $10,000 or any series of capital contributions from any member in any 12 month period in excess of $25,000.

     (b) To approve the purchase of any capital asset or group of capital assets with an aggregate cost in excess of $100,000.

     12.11 Presumption of Assent. A Member present at a meeting of the Members at which action on any matter is taken shall be presumed to have assented to the action taken, unless the dissent of such Member shall be entered in the minutes of the meeting or unless such Member shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by certified mail to the secretary of the meeting immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Member who voted in favor of such action.

     12.12 Informal Action of Members. Unless otherwise provided by law, any action required to be taken at a meeting of the Members, or any other action which may be taken at a meeting of the members, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the Members entitled to vote with respect the subject matter thereof.

                   ARTICLE XIII.  MISCELLANEOUS

     13.1 Return of Capital Contribution. A Member shall not have the right to demand the return of capital contribution except upon dissolution of the Company and liquidation of its assets; in no event shall a Member have the right to demand and receive property other than cash in return for its capital contribution.

     13.2  Limitation of Fiduciary Obligations.  None of the
Members shall have any fiduciary obligation with respect to the Company or to any other Members to make business opportunities available to the Company or to any other Members.

     13.3 Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Iowa.

     13.4 Captions. Paragraphs, titles, or captions in no way define, limit, extend or describe the scope of this Agreement nor the intent of any of its provisions.

     13.5 Signatures. Any check, draft, contract, evidence of indebtedness, deed, mortgage, deed of trust, lease, contract of sale, bill of sale, or other similar document shall be executed for the Company by the President and countersigned by the Secretary.

     13.6 Validity. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

     13.7 Binding Effect. This Agreement shall inure to and bind all Members, as well as their estates, heirs, personal representatives, successors and assigns.

     13.8 Interpretation. As used herein, the masculine includes the feminine and neuter and the singular includes the plural.

     13.9 Counterparts. This Agreement or any certificate or amendment pursuant thereto may be executed in counterparts, all of which taken together shall be deemed one original agreement, and shall be binding upon all parties hereto notwithstanding that all parties are not signatory to the same counterpart.

     13.10 Amendments. This Agreement may be altered, amended, restated, or repealed and a new Operating Agreement may be adopted by unanimous action of the Members, after notice and opportunity for discussion of the proposed alteration, amendment, restatement, or repeal.

     13.11 Voting of Interests. Subject always to the specific directions of the Members, any interest issued by any other legal entity which is owned or controlled by the Company may be voted at any meeting of such other entity by the President of the Company if the President be present, or in absence of the President by the Secretary of the Company. Whenever, in the judgment of the President, or in absence of the President of the Secretary, that it is desirable for the Company to execute a proxy or give a consent in respect to any legal interest issued by any other entity and owned by the Company, such proxy or consent shall be executed in the name of the Company by the President of the Company and shall be attested by the Secretary of the Company without necessity of any authorization by the Members or Members. Any person or persons designated in the manner above stated as the proxy or proxies of the Company shall have full right, power, and authority to vote the legal interest issued by such other entity and owned by the Company the same as if such legal interest might be voted by the Company.

     13.12 Notices. All notices under this Agreement shall be in writing and shall be effective either upon personal delivery or if sent by registered or certified mail, postage prepaid, addressed to the last known address of the party to whom such notice is to be given.

     13.13 Waiver of Notice Whenever any notice is required to be given pursuant to the provisions of the Act, the Articles of Organization of the Company or this Agreement, a waiver thereof, in writing, signed by the person or entity entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

     13.14 Fiscal Year. The fiscal year of the Company shall be from January 1 through December 31 of each year.


                        RATIFICATION

     The undersigned, being the sole Member of RED OAK FEEDERS, L.C., an Iowa limited liability company, by signing below, hereby evidence its adoption and ratification of the foregoing Agreement.

     Executed by the Member on the date indicated.

RED OAK HEREFORD FARMS, INC.


By:
         Gordon M. Reisinger, President

Exhibit "A"


		     Member						   Contribution


1.          Red Oak Hereford Farms, Inc.                  $100,000